MASSMUTUAL PREMIER FUNDS
MassMutual Premier U.S. Government Money Market Fund
(the “Fund”)
Supplement dated March 18, 2020 to the
Prospectus dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
The following information replaces similar information for the Fund found on page 81 in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies:
U.S. Government Money Market Fund. The Fund’s 7-day yield on December 31, 2019 was 1.14%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539. MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-20-01